                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                               FORM 8-K/A -- No. 1

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of earliest event reported - November 10, 1995

                             ATC Environmental Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                        1-10583                    46-0399408
---------------------------------------------------------------------
(State or other                 (Commission             (IRS Employer
jurisdiction                    File Number)         Identification No.)
of incorporation)


104 East 25th Street
Tenth Floor
New York, New York                                              10010
------------------------------------------------------------------------

(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code:                                    (212) 353-8280
------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     ATC Environmental Inc. ("ATC") purchased certain assets and assumed certain liabilities of Kaselaan & D'Angelo Associates, Inc., Hill Environmental, Inc. (formerly the environmental division of Gibbs & Hill, Inc.) and Particle Diagnostics, Inc., wholly owned subsidiaries of Hill International, Inc. (the "Hill Businesses"). The Hill Businesses had revenues of $12,072,346 for the calendar year ended December 31, 1994, and $10,061,553 for the nine month period ended September 30, 1995.

     The acquisition will be accounted for as a purchase. The assets acquired by ATC consist of intangible assets including customer contract rights, customer lists, order backlog, customer records, and certain tangible assets consisting of work in process, deposits, and property including laboratory, field, and office equipment, supplies, and general records. ATC additionally entered into non-competition agreements with a key employee and the former owners. Total consideration paid to the seller for the assets and non-competition covenants was $3,571,950. This includes $2,571,950 cash downpayment, and $1,000,000 payment commitments. In addition, the Company assumed liabilities of $360,543 and incurred direct expenses related to the acquisition of $113,775. The cash consideration paid by ATC was paid from funds received from ATC's public offering completed in October 1995. The consideration paid was based upon arms-length negotiations between the parties and was in part based upon pro-forma anticipated earnings and discounted cash flow analysis as well as the estimated fair value of the assets being acquired. Prior to the completion of the transactions described herein, there existed no material relationship between the Seller and ATC and its affiliates.

     The Hill Businesses provide environmental consulting and engineering services, including asbestos management, industrial hygiene and indoor air quality consulting, environmental auditing and permitting, environmental regulatory compliance, water and wastewater engineering, solid waste and landfill management, hazardous waste management and analytical laboratory services.

     As a result of expense reductions and economies of scale, this acquisition will be accretive to earnings. Based on the analysis of the purchased assets and the client base, ATC expects to retain a significant portion of their revenue base as a result of this transaction, although no assurances can be given in this regard.

     The Hill Businesses operated three locations in Boston, New York City, and Willingboro, New Jersey. The Boston and New York City offices will be consolidated into ATC's existing locations.

     Item 7.        Exhibits and Financial Statements

     The required financial statements, pro forma financial information, and material contracts filed herewith are as follows:

     (a)  Financial Statements of Businesses Acquired

          (i) Financial Statements of the Environmental Division of the New York Region of Hill International, Inc. as of December 31, 1994 and for the year then ended, and Independent Auditors' Report.

          (ii) Interim financial statements of the Environmental Division of the New York Region of Hill International, Inc. as of September 30, 1995 and for the nine months then ended (unaudited).

     (b)  Pro Forma Financial Information

          Pro Forma Financial Information of ATC Environmental Inc. for the year ended February 28, 1995 and for the nine months ended November 30, 1995.

     (c)  Exhibits -- (10) Material Contracts

          10.1 Asset Purchase Agreement between ATC Environmental Inc., a Delaware corporation, and Hill International Inc., a Delaware corporation, executed on November 10, 1995.

          10.2 Six-Month Promissory Note executed and delivered by ATC Environmental Inc. on November 10, 1995, payable to Hill International, Inc. in the amount of $300,000.

          10.3 Irrevocable Letter of Credit executed by Atlantic Bank of New York on November 8, 1995, and delivered by ATC Environmental Inc. on November 10, 1995, payable on or after May 1, 1996, to Hill International, Inc. in the amount of $730,625.00.

          10.4 Bill of Sale delivered on November 10, 1995, conveying assets referenced in asset purchase agreement from Hill International, Inc. to ATC Environmental Inc.

          10.5 Non-Competition Agreement of Irvin E. Richter to ATC Environmental Inc. delivered on November 10, 1995.

          10.6 Non-competition Agreement of David L. Richter to ATC Environmental Inc. delivered on November 10, 1995.

                            THE ENVIRONMENTAL DIVISION OF
                                THE NEW YORK REGION OF
                               HILL INTERNATIONAL, INC.

                         For the Year Ended December 31, 1994






                                                                           Page
                                                                           ----

Independent Auditors' Report                                                1

Statement of Assets and Liabilities                                         2

Statement of Operations                                                     3

Statement of Cash Flows                                                     4

Notes to Financial Statements                                             5 - 8



                                         a(i)-1

                       [LETTERHEAD AMPER, POLITZINER & MATTIA]





                             Independent Auditors' Report

To the Stockholder of
Hill International, Inc.

We have audited the statement of assets and liabilities of the Environmental Division of the New York Region of Hill International, Inc. as of December 31, 1994 and the related statements of operations and cash flows for the year ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statments provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the Environmental Division of the New York Region of Hill International, Inc. as of December 31, 1994 and the results of its operations and its cash flows for the year ended December 31, 1994, in conformity with generally accepted accounting principles.




                                              /s/ Amper, Politziner & Mattia
                                                  AMPER, POLITZINER & MATTIA
March 21, 1995
Edison, New Jersey



                                         a(i)-2

                            THE ENVIRONMENTAL DIVISION OF
                   THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                         Statement of Assets and Liabilities
                                  December 31, 1994

                                        Assets

Current assets
  Cash                                                        $   115,250
  Accounts receivable, net of allowance for
   doubtful accounts of $841,001                                4,741,023
  Other current assets                                            204,196
                                                              -----------
                                                                5,060,469

Property and equipment, net                                       344,659

Intangible asset, net                                             342,624

Other assets                                                       83,724
                                                              -----------
                                                              $ 5,831,476
                                                              -----------
                                                              -----------


                                     Liabilities


Current liabilities
  Accounts payable                                            $   863,475
  Accrued expenses                                                547,869
                                                              -----------
                                                                1,411,344

Due to Hill International, Inc.                                 4,420,132
                                                              -----------
                                                              $ 5,831,476
                                                              -----------
                                                              -----------



                   See accompanying notes to financial statements.
                                          -2-
                                         a(i)-3

                        THE ENVIRONMENTAL DIVISION OF
               THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                           Statement of Operations
                     For the Year Ended December 31, 1994

Revenue                                                     $12,072,346
                                                            -----------

Operating expenses
 Direct expenses                                              6,755,377
 Selling, general and administrative expenses                 5,181,778
 Depreciation and amortization                                  533,501
                                                            -----------
                                                             12,470,656
                                                            -----------

Net loss                                                    $  (398,310)
                                                            -----------
                                                            -----------


                 See accompanying notes to financial statements.
                                        -3-
                                       a(i)-4

                        THE ENVIRONMENTAL DIVISION OF
               THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                           Statement of Cash Flows
                     For the Year Ended December 31, 1994


Cash flows from operating activities
 Net loss                                                            $(398,310)
 Adjustments to reconcile net loss to net
  cash provided (used) by operating activities
    Depreciation and amortization                       $ 533,501
    Provision for bad debts                               246,848
    (Increase) decrease in
      Accounts receivable                                 585,118
      Other current assets                                (22,398)
      Other assets                                         94,930
 Increase (decrease) in
      Accounts payable                                   (674,285)
      Accrued expenses                                   (196,414)
                                                        ----------
      Total adjustments                                                567,300
                                                                     ----------
       Net cash provided by operating activities                       168,990

Cash flows used by investing activities
  Payments for purchases of property and equipment                     (38,275)

Cash flows used by financing activities
  Payments on notes payable                                            (76,076)
                                                                     ----------

Net increase in cash                                                    54,639

Cash - beginning                                                        60,611
                                                                     ---------


Cash - ending                                                        $ 115,250
                                                                     ---------
                                                                     ---------

                 See accompanying notes to financial statements.
                                        -4-
                                       a(i)-5

                         THE ENVIRONMENTAL DIVISION OF
                 THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                          Notes to Financial Statements


Note 1 -  BACKGROUND AND BASIS OF PRESENTATION
          Pursuant to an Asset Purchase Agreement, dated as of October 31, 1995 ("The Purchase Agreement") between Hill International, Inc. ("Hill") and ATC Environmental, Inc. ("ATC"), ATC purchased certain selected assets and assumed selected liabilities associated with the Environmental Division of the New York Region of Hill. Substantially all assets and liabilities transferred consist of contract backlog, equipment unbilled work-in-process, liabilities and obligations related to performance of the contracts and the real estate leases of the Environmental Division of the New York Region of Hill, as defined. ATC paid $3,611,073 for the assets and non-competition covenants.
          This included a $2,517,948 cash down payment, $1,032,625 in a promissory note and irrevocable letter of credit, and $62,500 in non-compete agreements.


          The Statement of Operations reflects the historical revenue and expenses attributable to the Environmental Division of the New York Region of Hill for the year ended December 31, 1994 based upon the assets and liabilities giving rise to such revenues and expenses at that date and not based on the assets or liabilities acquired or assumed by ATC. The revenues and expenses of the Environmental Division of the New York Region of Hill as reported in the Statement of Operations therefore differ from the revenues and expenses associated with the assets and liabilities acquired by ATC.


          No attempt has been made to identify any respect in which the operations of the Environmental Division of the New York Region of Hill would have differed had they operated as divisions of any other company instead of Hill. The Statement of Operations is therefore not indicative of future results that would be derived from the assets and liabilities acquired by ATC from Hill.


Note 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          CASH AND CASH EQUIVALENTS
          All highly-liquid investments purchased with a maturity of three months or less are considered to be cash equivalents. Temporary cash investments are placed with high credit quality financial institutions. At times, such investments may be in excess of the FDIC insurance limit.


          PROPERTY AND EQUIPMENT
          Property and equipment is stated at cost, less accumulated depreciation. Depreciation is provided by the use of the straight-line method over the estimated useful lives of the assets. Gains or losses resulting from the sale, replacement or retirement of property are charged to operations when incurred.

                                       -5-
                                      a(i)-6

                          THE ENVIRONMENTAL DIVISION OF
                 THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                          Notes to Financial Statements


Note 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)
          INTANGIBLE ASSET
          Intangible asset includes goodwill which is being amortized on a straight-line basis over its estimated useful life of 20 years. Goodwill represents the excess of the purchase price over the value assigned to net identified assets of the purchased businesses.


          REVENUE RECOGNITION
          The revenue recognition policies utilized by the Environmental Division of the New York Region of Hill are based on the types of contracts involved as follows:


               Cost Reimbursement Contract - Revenue is recognized as services are performed and costs are incurred at contracted rates and fees.


               Fixed Fee Contract - Revenue is recognized under the percentage of completion accounting method. When the estimated cost of a contract exceeds the contract sales price, the estimated loss is recognized and cost reserves are established.


          CONCENTRATION OF CREDIT RISK
          The Environmental Division of the New York Region of Hill provides professional services, under contractual arrangements, to foreign and domestic governmental units, institutions and the private sector. The Environmental Division of the New York Region of Hill performs ongoing credit evaluations of its customers and does not require collateral, beyond customary retainage. Additionally, the Environmental Division of the New York Region of Hill maintains reserves for potential losses from these contractual arrangements that have been within management's expectations.


Note 3 -  ACCOUNTS RECEIVABLE


                                                                    December 31,
                                                                       1994
                                                                       ----

               Billed                                                $ 5,136,930
               Unbilled                                                  437,104
               Retainage                                                   7,990
                                                                    ------------
                                                                       5,582,024
               Less allowance for doubtful accounts                      841,001
                                                                    ------------
                                                                     $ 4,741,023
                                                                    ------------
                                                                    ------------

                                       -6-
                                      a(i)-7

                   THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                             Notes to Financial Statements


Note 3 -    ACCOUNTS RECEIVABLE - (continued)
            Included in billed receivables are $1,428,000 of amounts on contracts for which billings had not been presented to the customer at December 31, 1994. These amounts were billed subsequently in January. Unbilled receivables primarily represent revenue earned on fixed fee contracts, which the Environmental Division of the New York Region of Hill is contractually precluded from billing until predetermined future dates.

            Included in billed receivables are $159,210 of receivables from foreign governments at December 31, 1994.

Note 4 -    PROPERTY AND EQUIPMENT


                                                                December 31,
                                                                    1994
                                                                    ----
               Furniture and equipment                          $ 2,553,971
               Leasehold improvements                                 4,535
               Computer equipment and software                       86,002
                                                                -----------
               Less accumulated depreciation                      2,644,508
               Net property and equipment                         2,299,849
                                                                -----------
                                                                $   344,659
                                                                -----------
                                                                -----------

            Depreciation expense was $449,501 for the year ended December 31, 1994.

Note 5 -    INTANGIBLE ASSETS


                                                                December 31,
                                                                    1994
                                                                    ----
               Goodwill                                         $   460,000
               Less accumulated amortization                        117,376
                                                                -----------
                                                                $   342,624
                                                                -----------
                                                                -----------

Note 6 -    OPERATING LEASES
            The Environmental Division of the New York Region of Hill leases several offices under leases accounted for as operating leases. Rent expense was approximately $478,633 in 1994. The Environmental Division of the New York Region of Hill is required to pay property taxes, utilities and other costs related to several of the leased facilities.

            Approximate future minimum payments under these leases that have remaining noncancelable lease terms in excess of one year are as follows:


               1995                                             $   162,000
               1996                                                   8,000
                                                                -----------
                                                                $   170,000
                                                                -----------
                                                                -----------

                                          -7-
                                         a(i)-8

                            THE ENVIRONMENTAL DIVISION OF
                   THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                            Notes to Financial Statements


Note 7 -    BENEFIT PLANS
            Hill has a qualified profit-sharing plan under which a percentage of earnings before income taxes is contributed to the plan and is distributed to individual employee accounts based on their relative compensation levels. The contribution to the profit-sharing plan is determined annually by the Board of Directors of Hill. There was no contribution in 1994.

            Hill maintains a 401(k) Savings Plan for qualified employees. The terms of the plan define qualified employees as those over 21 years of age, with at least 1,000 hours of service in their first twelve months of employment with Hill. The Company matched 37 1/2% of the Environmental Division of the New York Region employees' contributions up to 4% of employee compensation in 1994. For the year ended December 31, 1994, 401(k) expense was $64,501.

                                          -8-
                                         a(i)-9

                            THE ENVIRONMENTAL DIVISION OF
                                THE NEW YORK REGION OF
                               HILL INTERNATIONAL, INC.

                      For the Nine Months Ended September 30, 1995
                                       (Unaudited)





                                                                           Page
                                                                           ----

Statement of Assets and Liabilities                                         1

Statement of Operations                                                     2

Statement of Cash Flows                                                     3

Notes to Financial Statements                                               4



                                         a(ii)-1

                            THE ENVIRONMENTAL DIVISION OF
                   THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                         Statement of Assets and Liabilities
                                  September 30, 1995
                                      (Unaudited)



                                        Assets

Current assets
  Cash                                                        $   19,510
  Accounts receivable, net of allowance for
   doubtful accounts of $ 773,103                              4,950,146
  Other current assets                                            57,770
                                                              ----------
                                                               5,027,426

Property and equipment, net                                      176,359

Intangible asset, net of accumulated amortization
  of $ 135,376                                                   324,624
Other assets                                                       6,201
                                                              ----------
                                                              $5,534,610
                                                              ----------
                                                              ----------


                                     Liabilities


Current liabilities
  Accounts payable                                            $  633,918
  Accrued expenses                                               204,975
                                                              ----------
                                                                 838,893

Due to Hill International, Inc.                                4,695,717
                                                              ----------
                                                              $5,534,610
                                                              ----------
                                                              ----------



                   See accompanying notes to financial statements.
                                          -1-
                                         a(ii)-2

                        THE ENVIRONMENTAL DIVISION OF
               THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                           Statement of Operations
            For the Nine Months Ended September 30, 1995 and 1994
                                 (Unaudited)



                                                                1995              1994
                                                            -----------       -----------
Revenue                                                     $10,061,553       $ 8,681,195
                                                            -----------       -----------

Operating expenses
 Direct expenses                                              5,886,554         4,913,729
 Selling, general and administrative expenses                 3,232,873         3,905,316
 Depreciation and amortization                                  186,300           308,928
                                                            -----------       -----------
                                                              9,305,727         9,127,973
                                                            -----------       -----------


Net income (loss)                                           $   755,826       $  (446,778)
                                                            -----------       -----------
                                                            -----------       -----------



                 See accompanying notes to financial statements.
                                        -2-
                                       a(ii)-3

                        THE ENVIRONMENTAL DIVISION OF
               THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                           Statement of Cash Flows
            For the Nine Months Ended September 30, 1995 and 1994
                                 (Unaudited)

                                                                        1995               1994
                                                                     ----------          ---------
Cash flows from operating activities
 Net Income                                                          $ 755,826           $(446,778)
                                                                     ----------          ----------
 Adjustments to reconcile net income to net
  cash provided (used) by operating activities
    Depreciation and amortization                                    $ 186,300              308,928
    Provision for bad debts                                            144,000               99,000
    (Increase) decrease in
      Accounts receivable                                              (60,271)           1,071,522
      Other current assets                                            (146,426)            (155,986)
      Other assets                                                      77,523               17,502
 Increase (decrease) in
      Accounts payable                                                (229,557)            (648,921)
      Accrued expenses                                                (342,894)            (164,244)
      Due to Hill International Inc.                                  (480,241)                --
                                                                     ----------          ----------
      Total adjustments                                               (851,566)             527,801
                                                                     ----------          ----------
       Net cash used by operating activities                           (95,740)              81,023

Cash flows used by investing activities
Payments for purchases of property and equipment                         --                 (38,275)


Cash flows used by financing activities
Payments on note payables                                                --                 (76,076)
                                                                     ----------          ----------
Net decrease in cash                                                   (95,740)             (33,328)

Cash - beginning                                                       115,250               60,611
                                                                     ----------          ----------


Cash - ending                                                        $  19,510           $   27,283
                                                                     ----------          ----------
                                                                     ----------          ----------

                 See accompanying notes to financial statements.
                                        -3-
                                       a(ii)-4

                            THE ENVIRONMENTAL DIVISION OF
                    THE NEW YORK REGION OF HILL INTERNATIONAL, INC.
                            Notes to Financial Statements

Note 1 -  BACKGROUND AND BASIS OF PRESENTATION

           Pursuant to an Asset Purchase Agreement, dated as of October 31, 1995 ("The Purchase Agreement") between Hill International, Inc. ("Hill") and ATC Environmental, Inc. ("ATC"), ATC purchased certain selected assets and assumed selected liabilities associated with the Environmental Division of the New York Region of Hill. Substantially all assets and liabilities transferred consist of contract backlog, equipment, unbilled work-in-process, liabilities and obligations related to performance of the contracts and the real estate leases of the Environmental Division of the New York Region of Hill as defined. ATC paid $3,611,073 for the assets and non-competition agreements. This included a $2,517,948 cash down payment, $1,032,625 in a promissory note and irrevocable letter of credit and $62,500 in non-compete agreements.

           The Statement of Operations reflects the historical revenue and expenses attributable to the Environmental Division of the New York Region of Hill for the nine months ended September 30, 1995 based upon the assets and liabilities giving rise to such revenues and expenses at that date and not based on the assets or liabilities acquired or assumed by ATC. The revenues and expenses of the Environmental Division of the New York Region of Hill as reported in the Statement of Operations therefore differ from the revenues and expenses associated with the assets and liabilities acquired by ATC.

           No attempt has been made to identify any respect in which the operations of the Environmental Division of the New York Region of Hill would have differed had they operated as divisions of any other company instead of Hill. The Statement of Operations is therefore not indicative of future results that would be derived from the assets and liabilities acquired by ATC from Hill.

           In the opinion of the Company, tha accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly, in all material respects, the financial position, the results of operations and the cash flows for the periods presented herein. These results of operations are not necessarily indicative of the results to be expected for the full year.

           Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. These condensed financial statements should be read in conjunction with the financial statements and the notes included in the audited financial statements for the year ended December 31, 1994.

Note 2 -  ACCOUNTS RECEIVABLE

           Included in receivables are $1,369,248 of amounts on contracts for which billings had not been presented to the customer at September 30, 1995. Unbilled receivables primarily represent revenue earned on fixed fee contracts, which the Environmental Division of the New York Region of Hill is contractually precluded from billing until predetermined future dates.

Note 3 -  PROPERTY AND EQUIPMENT


                                                                September 30,
                                                                     1995
                                                                     ----
           Furniture and equipment                              $  2,553,871
           Leasehold improvements                                      4,535
           Computer equipment and software                            86,002
                                                                ------------
                                                                   2,644,408
           Less accumulated depreciation                           2,468,049
                                                                ------------
           Net property and equipment                           $    176,359
                                                                ------------
                                                                ------------

Depreciation expense was $168,300 for the nine months ended September 30, 1995.

                                      -4-
                                     a(ii)-5

                             ATC ENVIRONMENTAL INC.
                         PRO FORMA FINANCIAL INFORMATION
       IN CONNECTION WITH THE ACQUISITION OF ASSETS OF THE HILL BUSINESSES

The following unaudited pro forma combined condensed financial statements for ATC Environmental Inc., ("ATC") (as adjusted to give effect to the merger of ATC with its parent, Aurora Environmental, Inc. and the acquisition of Con-test, Inc. - "ATC As Adjusted") and the subsidiaries of Hill International, Inc. comprising its New York Region Environmental Division (the "Hill Businesses"), have been prepared based upon the historical financial results of the companies. The pro forma combined financial data give effect to the acquisition of the Hill Businesses under the purchase method of accounting, based upon the assumptions set forth in the notes to the pro forma combined condensed financial statements included herein.

The pro forma combined condensed statements of operations set forth the combination of ATC's As Adjusted and the Hill Businesses' results of operations for the twelve month period ended February 28, 1995 and nine month period ended November 30, 1995 as if the acquisition had occured at March 1, 1994, the beginning of ATC's fiscal 1995 year.

The pro forma combined results are intended for informational purposes and are not necessarily indicative of the results which would have actually been attained had the acquisition been consummated at the beginning of ATC's fiscal year or which may be attained in the future.

The pro forma combined condensed financial information should be read in conjunction with the notes thereto and with the audited and unaudited financial statements of ATC for its fiscal year ended February 28, 1995 and the nine month period November 30, 1995, not appearing herein, and of the audited and unaudited financial statements of the Hill Businesses for the year ended December 31, 1994 and the nine month period ended September 30, 1995 appearing elsewhere herein.

ATC ENVIRONMENTAL INC. AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE NINE MONTHS ENDED NOVEMBER 30, 1995


                                       ATC              HILL             Pro Forma                Pro Forma
                                   As Adjusted(3)    BUSINESSES         Adjustments    Note 2     Combined
                                   ------------------------------------------------------------------------
Revenues                           $33,687,570      $10,061,553               $0                $43,749,123

Cost of revenues                    17,545,989        5,886,554                                  23,432,543
                                   ---------------------------------------------              -------------
  Gross profit                      16,141,581        4,174,999                0                 20,316,580

Operating expenses:
Selling                              1,106,824          256,587                                   1,363,411
General and administrative           9,547,169        3,018,586         (620,369)     (A)        11,945,386
Provision for bad debts                197,515          144,000                                     341,515
                                   ---------------------------------------------              -------------
                                    10,851,508        3,419,173         (620,369)                13,650,312
                                   ---------------------------------------------              -------------
  Operating income                   5,290,073          755,826          620,369                  6,666,268

Nonoperating expense:
Interest expense                       335,910                0                0      (B)           335,910
Interest income                       (155,463)               0                                    (155,463)
Other, net                             (11,949)               0                                     (11,949)
                                   ---------------------------------------------              -------------
                                       168,498                0                0                    168,498
                                   ---------------------------------------------              -------------
    Income before taxes              5,121,575          755,826          620,369                  6,497,770

Income tax expense                   1,648,377                0          536,716      (C)         2,185,093
                                   ---------------------------------------------              -------------
Net income                          $3,473,198         $755,826          $83,653                 $4,312,677
                                   ----------- ---------------- ----------------              -------------
                                   ----------- ---------------- ----------------              -------------

Earnings per common share and
 dilutive common equivalent share:
  Primary                                $0.50                                                         0.62
                                   -----------                                                -------------
                                   -----------                                                -------------
  Fully diluted                          $0.50                                                         0.62
                                   -----------                                                -------------
                                   -----------                                                -------------

Weighted average number of
shares outstanding during period:
  Primary                            7,003,329                                                    7,003,329
                                   -----------                                                -------------
                                   -----------                                                -------------
  Fully diluted                      7,003,329                                                    7,003,329
                                   -----------                                                -------------
                                   -----------                                                -------------

See Notes to Pro Forma Combined Condensed Financial Statements


                                       b-2


ATC ENVIRONMENTAL INC. AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE MOST RECENT YEAR ENDED FEBRUARY 29, 1995

                                       ATC              HILL             Pro Forma                Pro Forma
                                   As Adjusted(3)    BUSINESSES         Adjustments    Note 2     Combined
                                   ------------------------------------------------------------------------

Revenues                           $40,807,600      $12,072,342               $0                $52,879,942

Cost of revenues                    20,124,179        6,755,377                                  26,879,556
                                   ---------------------------------------------              -------------
  Gross Profit                      20,683,421        5,316,965                0                 26,000,386

Operating expenses:
Selling                              1,396,364          387,406                                   1,783,770
General and administrative          13,335,409        5,081,025         (880,548)     (A)        17,535,886
Provision for bad debts                205,186          246,848                                     452,034
                                   ---------------------------------------------              -------------
                                    14,936,959        5,715,279         (880,548)                19,771,690
                                   ---------------------------------------------              -------------
  Operating income (loss)            5,746,462         (398,314)         880,548                  6,228,696

Nonoperating expense:
Interest expense                       420,869                0           43,750      (B)           464,619
Interest income                        (36,660)              (4)                                    (36,664)
Other, net                             (16,406)               0                                     (16,406)
                                   ---------------------------------------------              -------------
                                       367,803               (4)          43,750                    411,549
                                   ---------------------------------------------              -------------
  Income (loss) before taxes         5,378,659         (398,310)         836,798                  5,817,147

Income tax expense                   2,074,084                0          171,010      (C)         2,245,094
                                   ---------------------------------------------              -------------
Net income (loss)                   $3,304,575        ($398,310)        $665,788                 $3,572,053
                                   ----------- ---------------- ----------------              -------------
                                   ----------- ---------------- ----------------              -------------
Earnings per common share and
 dilutive common equivalent share:
  Primary                                $0.53                                                        $0.57
                                   -----------                                                -------------
                                   -----------                                                -------------
  Fully diluted                          $0.51                                                        $0.56
                                   -----------                                                -------------
                                   -----------                                                -------------
Weighted average number of
shares outstanding during period:
  Primary                            6,224,064                                                    6,224,064
                                   -----------                                                -------------
                                   -----------                                                -------------
  Fully diluted                      6,419,454                                                    6,419,454
                                   -----------                                                -------------
                                   -----------                                                -------------

See Notes to Pro Forma Combined Condensed Financial Statements.

ATC ENVIRONMENTAL INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


(1) GENERAL
ATC purchased certain assets and assumed certain liabilities of Kaagelaan & D'Angelo Associates Inc., Hill Environmental, Inc. (formerly the environmental division of Gibbs & Hill, Inc.) and Particle Diagnostics, Inc., wholly owned subsidiaries of Hill International, Inc. ("Hill" or "Seller"). Collectively these units represented the Environmental Division of the New York Region of Hill International, Inc. and are referred to as the "Hill Businesses".

The pro forma unaudited combined financial data reflect the acquisition of the Hill Businesses as if it had occured at March 1, 1994, the beginning of fiscal 1995. The pro forma combined statements of operations for the nine months ended November 30, 1995 and for the year ended February 28, 1995 are based on the historical financial results of ATC for these periods and the Hill Businesses for the nine months ended September 30, 1995 and the twelve month period ended December 31, 1994. No adjustments have been made to conform the Hill Businesses results to ATC's fiscal period due to the proximity of their fiscal periods. ATC's historical balance sheet as of November 30, 1995 reflects the acquisition of the Hill Businesses, therefore a pro forma balance sheet is not included.

CONSIDERATION AND ACCOUNTING OF THE HILL BUSINESSES:
The acquisition has been accounted for as a purchase. The consideration for the acquisition and the allocation of the purchase price is summarized as follows:

Consideration paid to Seller:

          Cash                                                        $2,571,950
          Letter of Credit, net of imputed interest at 8.75%,
               due April 30, 1996                                        700,000
          Note Payable at 8.75% interest, due April 30, 1996             300,000

Liabilities assumed                                                      360,543
Direct expenses related to the acquisition                               113,775
                                                                      ----------
                                                                      $4,046,268
                                                                      ----------
                                                                      ----------

Assets acquired and liabilities assumed are included in the accompanying pro forma condensed balance sheet at their estimated fair market value at the date of purchase. The initial purchase price has been allocated as follows:

          Cost in excess of billings on uncompleted contracts,
            net of unrealizable amounts                                 $620,000
          Property & equipment-net                                       175,000
          Goodwill                                                     3,183,196
          Covenant not to compete                                         37,500
          Other assets                                                    30,572
                                                                      ----------
                                                                      $4,046,268
                                                                      ----------
                                                                      ----------

ATC ENVIRONMENTAL, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (CONTINUED)

(2)PRO FORMA ADJUSTMENTS FOR THE ACQUISITION OF THE HILL BUSINESSES
The pro forma financial statements reflect the following adjustments related to the acquisition of the Hill Businesses:


                                                                                   Nine Months     Year Ended
                                                                                  Nov. 30, 1995    Feb. 28, 1995
                                                                                 ------------------------------
(A) To record the change in general & administrative expenses as follows:
   (i) Changes in amortization to reflect purchase accounting adjustments:
       Goodwill amortization, based on a 30 year amortization period                    $79,580        $106,107
       Less: reported historical goodwill amortization                                  (18,000)        (84,000)
                                                                                 ------------------------------

       Net goodwill amortization adjustment                                              61,580          22,107
       Covenant not to compete amortization                                               2,886          34,615
                                                                                 ------------------------------
                                                                                         64,466          56,722
                                                                                 ------------------------------
  (ii) Reduction in certain other costs as a result of the integration of acquired operations into ATC:
       Employee costs of excess Hill employees not hired                               (387,492)       (516,656)
       Expenses of Hill facilities eliminated by integrating into ATC facilities       (297,343)       (420,614)
                                                                                 ------------------------------
                                                                                       (684,835)       (937,270)
                                                                                 ------------------------------
                                                                                      ($620,369)      ($880,548)
                                                                                 ------------------------------
                                                                                 ------------------------------

(B) To record interest expense on acquisition debt issued to Seller:
      $300,000 Note payable, interest at 8.75% for six month term                       ---             $13,125
      $700,000 Letter of credit, interest imputed at 8.75% for six months term          ---              30,625
                                                                                 ------------------------------
                                                                                             $0         $43,750
                                                                                 ------------------------------
                                                                                 ------------------------------

(C) To record the Federal income tax expense of the Hill Businesses'
     Income (loss) as adjusted by the pro forma adjustments:
       Reported income (loss) before taxes                                             $755,826       ($398,310)
       Pro forma income adjustments:
        General and administrative                                                      620,369         880,548
        Interest expense                                                                     0         (43,750)
                                                                                 ------------------------------
       Adjusted income before taxes                                                   1,376,195         438,488
       Effective tax rate, net of state effect                                            39.0%           39.0%
                                                                                 ------------------------------
       Calculated tax provision                                                         536,716         171,010
       Recorded expense                                                                       0               0
                                                                                 ------------------------------
       Net adjustment                                                                  $536,716        $171,010
                                                                                 ------------------------------
                                                                                 ------------------------------

(3) ATC AS ADJUSTED RESULTS OF OPERATIONS The "ATC As Adjusted" results of operations give effect to the merger of ATC with its parent, Aurora Environmental, Inc. ("Aurora") on June 29, 1995, and ATC's acquisition of Con-Test, Inc ("Contest") on October 1, 1994 as if each had occurred as of March 1, 1994, the beginning of ATC's 1995 fiscal year. The merger of ATC and Aurora has been accounted for under a method of accounting similar to a pooling of interests, and the acquisition of Contest by ATC, under the purchase method of accounting, both of which are in accordance with generally accepted accounting principles. The pro forma results of operations are based on the assumptions summarized in Notes 4 and 5 hereto.

ATC ENVIRONMENTAL, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (CONTINUED)

(3) ATC AS ADJUSTED RESULTS OF OPERATIONS (CONTINUED)
The computation of the ATC As Adjusted results of operations for the nine months ended November 30, 1995 follows. The statement of operations presented for Aurora comprises Aurora's consolidated operations for the period from March 1, 1995 through June 29, 1995, the effective date of the merger.


                                                                 Merger                ATC
                                     ATC           Aurora      Adjustments  Note 4  As Adjusted
                              -----------------------------------------------------------------
Revenues                          $33,687,570    $14,409,850   ($14,409,850)  (A)   $33,687,570
Cost of revenues                   17,545,989      7,526,443     (7,526,443)  (A)    17,545,989
                              ----------------------------------------------       ------------
  Gross Profit                     16,141,581      6,883,407     (6,883,407)         16,141,581

Operating expenses:
Selling                             1,106,824        439,638       (439,638)  (A)     1,106,824
General and administrative          9,435,809      4,405,142     (4,293,782)  (A)     9,547,169
Provision for bad debts               197,515         67,015        (67,015)  (A)       197,515
                              ----------------------------------------------       ------------
                                   10,740,148      4,911,795     (4,800,435)         10,851,508
                              ----------------------------------------------       ------------
  Operating Income (loss)           5,401,433      1,971,612     (2,082,972)          5,290,073

Nonoperating expense:
Interest Expenses                     335,910        150,991       (150,991)  (A)       335,910
Interest Income                      (153,637)       (45,489)        43,663   (A)      (155,463)
Other, net                             23,240         81,835       (117,024)  (D)       (11,949)
                              ----------------------------------------------       ------------
                                      205,513        187,337       (224,352)            168,498
                              ----------------------------------------------       ------------
  Income (loss) before taxes        5,195,920      1,784,275     (1,858,620)          5,121,575

Income tax expense                  1,677,000        775,960       (804,583)  (C)     1,648,377
                              ----------------------------------------------       ------------
Income (loss) before
  minority interest                 3,518,920      1,008,315     (1,054,037)          3,473,198

Minority interest in net
  income of subsidiary                -             (510,520)       510,520   (B)             0
                              ----------------------------------------------       ------------
Net income                         $3,518,920       $497,795      ($543,517)         $3,473,198
                              ----------------------------------------------       ------------
                              ----------------------------------------------       ------------

Earnings per common share
  and dilutive common
  equivalent share:
   Primary                              $0.52                                 (E)         $0.50
                              ---------------                                      ------------
                              ---------------                                      ------------
   Fully diluted                        $0.52                                 (E)         $0.50
                              ---------------                                      ------------
                              ---------------                                      ------------

Weighted average number of
shares outstanding during
period:
   Primary                          6,735,848                                 (E)     7,003,329
                              ---------------                                      ------------
                              ---------------                                      ------------
   Fully diluted                    6,735,848                                 (E)     7,003,329
                              ---------------                                      ------------
                              ---------------                                      ------------

ATC ENVIRONMENTAL INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (CONTINUED)

(3) ATC AS ADJUSTED RESULTS OF OPERATIONS (CONTINUED)
The computation of the ATC As Adjusted results of operations for the year ended February 28, 1995 is as follows:


                                                                           Acquisition             ATC &
                                                ATC           Con-test     Adjustments   Note 5    Con-test
                                           ------------    ------------    -----------   ------  -----------
Revenues                                    $36,271,557      $4,620,376      ($84,333)    (A)    $40,807,600
Cost of revenues                             18,355,493       1,820,215       (51,529)    (B)     20,124,179
                                           ------------    ------------    ----------            -----------
  Gross Profit                               17,916,064       2,800,161       (32,804)            20,683,421

Operating expenses:
Selling                                       1,105,937         290,427                            1,396,364
General and administrative                   10,996,709       3,652,236    (1,369,399)    (C)     13,279,546
Provision for bad debts                         188,819          16,367                              205,186
                                           ------------    ------------    ----------            -----------
                                             12,291,465       3,959,030    (1,369,399)            14,881,096
                                           ------------    ------------    ----------            -----------
  Operating income (loss)                     5,624,599      (1,158,869)    1,336,595              5,802,325

Nonoperating expense:
Interest Expense                                285,570          94,121        41,178     (D)        420,869
Interest Income                                 (34,073)         (1,448)                             (35,521)
Other, net                                       72,582          (5,820)                              66,762
                                           ------------    ------------    ----------            -----------
                                                324,079          86,853        41,178                452,110
                                           ------------    ------------    ----------            -----------
  Income (loss) before taxes                  5,300,520      (1,245,722)    1,295,417              5,350,215
Income tax expense                            2,044,000               0        19,133     (E)      2,063,133
                                           ------------    ------------    ----------            -----------
Income (loss) before
  minority interest                           3,256,520      (1,245,722)    1,276,284              3,287,082

Minority interest in net income
  of subsidiary
                                           ------------    ------------    ----------            -----------
  Net income                                 $3,256,520     ($1,245,722)   $1,276,284             $3,287,082
                                           ------------    ------------    ----------            -----------
                                           ------------    ------------    ----------            -----------


Earnings per common share and
 dilutive common equivalent share:
   Primary                                        $0.57                                   (F)          $0.56
                                           ------------                                          -----------
                                           ------------                                          -----------
   Fully diluted                                  $0.56                                   (F)          $0.56
                                           ------------                                          -----------
                                           ------------                                          -----------
Weighted average number of
shares outstanding during period:
   Primary                                    5,753,856                                   (F)      5,821,847
                                           ------------                                          -----------
                                           ------------                                          -----------
   Fully diluted                              5,850,233                                   (F)      5,918,224
                                           ------------                                          -----------
                                           ------------                                          -----------


                                                             Merger                        ATC
                                              Aurora       Adjustments      Note 4     As Adjusted
                                           ------------    ------------     ------     -----------
Revenues                                    $36,271,557    ($36,271,557)      (A)      $40,807,600
Cost of revenues                             18,355,493     (18,355,493)      (A)       20,124,179
                                           ------------    ------------                -----------
  Gross Profit                               17,916,064     (17,916,064)                20,683,421

Operating expenses:
Selling                                       1,105,937      (1,105,937)      (A)        1,396,364
General and administrative                   11,052,572     (10,996,709)      (A)       13,335,409
Provision for bad debts                         188,819        (188,819)      (A)          205,186
                                           ------------    ------------                -----------
                                             12,347,328     (12,291,465)                14,936,959
                                           ------------    ------------                -----------
  Operating income (loss)                     5,568,736      (5,624,599)                 5,746,462

Nonoperating expense:
Interest Expense                                285,570        (285,570)      (A)          420,869
Interest Income                                 (35,212)         34,073       (A)          (36,660)
Other, net                                      144,252        (227,420)      (D)          (16,406)
                                           ------------    ------------                -----------
                                                394,610        (478,917)                   367,803
                                           ------------    ------------                -----------
  Income (loss) before taxes                  5,174,126      (5,145,682)                 5,378,659
Income tax expense                            2,044,000      (2,033,049)      (C)        2,074,084
                                           ------------    ------------                -----------
Income (loss) before
  minority interest                           3,130,126      (3,112,633)                 3,304,575

Minority interest in net income
  of subsidiary                              (1,300,040)      1,300,040       (B)                0
                                           ------------    ------------                -----------
  Net income                                 $1,830,086     ($1,812,593)                $3,304,575
                                           ------------    ------------                -----------
                                           ------------    ------------                -----------

Earnings per common share and
 dilutive common equivalent share:
   Primary                                                                    (E)            $0.53
                                                                                       -----------
                                                                                       -----------
   Fully diluted                                                              (E)            $0.51

                                                                                       -----------
                                                                                       -----------
Weighted average number of
shares outstanding during period:
   Primary                                                                    (E)        6,224,064
                                                                                       -----------
                                                                                       -----------
   Fully diluted                                                              (E)        6,419,454
                                                                                       -----------
                                                                                       -----------

ATC ENVIRONMENTAL INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (CONTINUED)


(4)PRO FORMA ADJUSTMENTS FOR THE AURORA AND ATC MERGER
The ATC As Adjusted results of operations financial reflect the following adjustments related to the merger of Aurora and ATC:

(A) Elimination of ATC's account balances included in Aurora's consolidated results.


(B) To reflect the effect of the conversion of Aurora's minority interest.


(C) To reflect the tax benefit of Aurora's net operating loss carryforward:


                                                                                         Nine Months          Year Ended
                                                                                        Nov. 30, 1995        Feb. 28, 1995
                                                                                        -------------        -------------
   (i)  Income Statement Pro Forma Adjustment for the nine months ended November 30, 1995:
             Elimination of ATC's income tax expense through June 29, 1995 (Note A)        ($775,960)
             Tax benefit of Aurora's operating loss of $170,820                              (65,766)
             Tax effect of eliminating merger expenses (Note D)                               37,143
                                                                                        -------------
                                                                                           ($804,583)
                                                                                        -------------
                                                                                        -------------

   (ii) Income Statement Pro Forma Adjustment for the year
          ended February 28, 1995:
             Elimination of ATC's expense (Note A)                                                           ($2,044,000)
             Tax benefit of Aurora's operating loss of $126,394                                                  (48,662)
             Tax effect of eliminating merger expenses (Note D)                                                   59,613
                                                                                                             -------------
                                                                                                             ($2,033,049)
                                                                                                             -------------
                                                                                                             -------------

(D) The adjustment to other expense, net is comprised of the following:

        Elimination of ATC's accounts included in the consolidated results (Note A)         ($20,549)           ($72,582)
        Elimination of merger costs during the period that would not have been
          incurred had the merger been effective as of the beginning of the period           (96,475)           (154,838)
                                                                                        -------------        -------------
                                                                                           ($117,024)          ($227,420)
                                                                                        -------------        -------------
                                                                                        -------------        -------------


(E) Assumes the ATC shares issued to Con-Test are outstanding as of the beginning of the fiscal year and assumes the outstanding warrants and options of Aurora which converted in the merger are outstanding from the beginning of the fiscal year.

ATC ENVIRONMENTAL, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (CONTINUED)


(5)PRO FORMA ADJUSTMENTS FOR THE ACQUISITION OF CON-TEST
The ATC As Adjusted results of operations reflect the adjustments below related to the acquisition of Con-test. The results of operations of Con-test are based on Con-test's interim unaudited results of operations from March 1, 1994 to September 10, 1994, representing the last interim accounting period completed prior to the purchase date. Con-Test's historical financial statements were prepared as of each interim four-week accounting period.


                                                                                                             Year Ended
                                                                                                            Feb. 28, 1995
                                                                                                            -------------
(A) To eliminate revenues of Con-Test branches not acquired                                                     ($84,333)
                                                                                                            -------------
                                                                                                            -------------

(B) To eliminate costs of revenues of Con-Test branches not acquired                                            ($51,529)
                                                                                                            -------------
                                                                                                            -------------
(C) To record the change in general and administrative expenses as follows:

   (i) Changes in depreciation and amortization as a result of the acquisition:
         Depreciation of acquired assets recorded at fair market value                                           $92,450
         Less: Con-tests historical depreciation                                                                (247,121)
                                                                                                            -------------
         Net depreciation adjustment                                                                            (154,671)
         Goodwill amortization, based on a 30 year amortization period                                           82,941
         Covenant not to compete amortization, based on 5 year term                                               11,667
                                                                                                            -------------
                                                                                                                 (60,063)
                                                                                                            -------------

   (i) Reductions in certain other costs as a result of the integration of acquired operations into ATC:
         Expenses of Con-test branches not acquired                                                             (146,119)
         Employee costs of Con-test employees not hired                                                         (800,896)
         Expenses of Con-test facilities eliminated by integrating into ATC facilities                          (214,354)
         Legal and accounting expenses of Con-test                                                               (60,000)
         Reduction of professional and general insurance costs                                                   (87,967)
                                                                                                            -------------
                                                                                                              (1,309,336)
                                                                                                            -------------
                                                                                                             ($1,369,399)
                                                                                                            -------------
                                                                                                            -------------

(D) To record the net additional interest expense calculated as follows:

                                                                                            Debt Incurred
                                                                                            -------------
         ATC additional interest:
         Amount borrowed for cash consideration paid at
          close with interest at 8.1%, the average rate paid
          under ATC's bank credit line during fiscal 1995                                      $2,100,000        $99,225
         Note payable issued to seller, interest at 8.5%                                          536,000         26,527
         Elimination of Con-test interest on bank debt paid by ATC                                               (84,574)
                                                                                                            -------------
                                                                                                                 $41,178
                                                                                                            -------------
                                                                                                            -------------

ATC ENVIRONMENTAL, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (CONTINUED)


(5) PRO FORMA ADJUSTMENTS FOR THE ACQUISITION OF CON-TEST (CONTINUED)

(E) To record the imputed Federal income tax expense as though Con-test had not been a Subchapter S corporation and the income tax effect of the pro forma adjustments at ATC's effective tax rate.


                                                                                                             Year Ended
                                                                                                            Feb. 28, 1995
                                                                                                            -------------
Reported loss before taxes                                                                                   ($1,245,722)
Pro Forma income adjustments:
      Revenues                                                                                                   (84,333)
      Cost of revenues                                                                                            51,529
      General and administrative                                                                               1,369,399
      Interest                                                                                                   (41,178)
                                                                                                            -------------
Adjusted income before taxes                                                                                      49,695
Tax rate                                                                                                           38.5%
                                                                                                            -------------
Net adjustment                                                                                                   $19,133
                                                                                                            -------------
                                                                                                            -------------

 The Company has recorded the pro forma income tax benefits of the taxable loss of Con-test, without any valuation allowance, because ATC recognized taxable income sufficient enough to utilize the Con-Test loss during the period presented.

(F) Assumes the ATC shares issued for Con-Test are ouststanding as of the beginning of the fiscal year.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATC Environmental Inc.
                                    --------------------------------------
                                              (Registrant)

Dated:  January 22, 1996           By: /s/ Richard L. Pruitt
                                        ----------------------------------
                                         Richard L. Pruitt, Vice President
                                         and Principal Accounting Officer